[DESCRIPTION]  MEDICIS PHARMACEUTICAL CORPORATION FORM 8-K, 01/22/97
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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                             Form 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 22, 1997
                                                 ------------------------------


                  Medicis Pharmaceutical Corporation
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       (Exact name of registrant as specified in its charter)



Delaware                   0-18443                         52-1574808
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(State or other            (Commission                     (IRS Employer
jurisdiction of            File Number)                    Identification No.)
incorporation)


         4343 East Camelback Road, Suite 250, Phoenix, Arizona  85018
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (602) 808-8800
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                                    N/A
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          (Former name or former address, if changed since last report.)
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Item 1.	Changes in Control of Registrant.

	N/A

Item 2.	Acquisition or Disposition of Assets.

	N/A

Item 3.	Bankruptcy or Receivership.

	N/A

Item 4.	Changes in Registrant's Certifying Accountants.

	N/A

Item 5.	Other Events.

	On January 22, 1997, Medicis Pharmaceutical Corporation ("Medicis" or the "Company") announced that it agreed to acquire the United States and Canadian dermatology assets of Syntex USA, Inc. ("Syntex") from various affiliates of Syntex and its parent company, F.Hoffmann-La Roche, Ltd. ("Roche"). Medicis entered into four separate Asset Purchase Agreements with various Roche affiliates (the "Purchase Agreements") for the acquisition of the intellectual property rights, know-how and all finished goods inventory specifically associated with Syntex's topical corticosteroid dermatology products ("the Purchased Products") in the United States and Canada.

	The Purchased Products include the prescription topical steroid brands LIDEX(R) and SYNALAR(R). These topical corticosteroids combat inflammatory skin diseases by reducing swelling and pain, relieving itching and constricting blood vessels in the skin. The LIDEX(R) and SYNALAR(R) product lines consist of various potencies and cosmetically elegant formulations, allowing dermatologists to prescribe the most appropriate product based on the severity and location of a patient's condition. Medicis does not currently market any products in this category of dermatological care. Medicis, using cash reserves, will pay a total of up to $31 million, subject to adjustments, or less than
        2.5 times sales over the past 12 months, for the Purchased Products. Consummation of the proposed transaction is subject to the conditions set forth in the Purchase Agreements, including the expiration of the Hart-Scott-Rodino waiting period and approval by the Medicis Board of Directors. The parties intend to consummate the transaction as soon as possible upon satisfaction of such conditions.

Item 6.	Resignation of Registrants' Directors.

	N/A

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Item 7.	Finance Statements and Exhibits.

(a) Financial Statements.
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    N/A

(b) Pro Forma Financial Information.
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    N/A

(c) Exhibits.
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        The Definitive Asset Purchase Agreements will be filed with the
Company's report on Form 10-Q for the quarter ended March 31, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDICIS PHARMACEUTICAL CORPORATION



                                    By: /s/ Mark A. Prygocki, Sr.
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Date January 22, 1997                  Mark A. Prygocki, Sr.
                                 Its:  Chief Financial Officer